UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2016

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On June 14, 2016, MetLife, Inc. (the “Company”) issued a news release announcing that its Board of Directors has elected to waive the Company’s age-65 retirement policy for Chairman, President and Chief Executive Officer Steven A. Kandarian.

Item 9.01 Financial Statements and Exhibits.

99.1	News release of MetLife, Inc., dated June 14, 2016, announcing that its Board of Directors has elected to waive the Company’s age-65 retirement policy for Chairman, President and Chief Executive Officer Steven A. Kandarian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name: Timothy J. Ring
Title: Senior Vice President and Secretary

Date: June 14, 2016

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT
99.1	News release of MetLife, Inc., dated June 14, 2016, announcing that its Board of Directors has elected to waive the Company’s age-65 retirement policy for Chairman, President and Chief Executive Officer Steven A. Kandarian.